================================================================================


                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of report: NOVEMBER 4, 2005
                        (Date of earliest event reported)

                                IDEX CORPORATION
             (Exact name of registrant as specified in its charter)


  DELAWARE                      1-10235                         36-3555336
 (State of               (Commission File Number)              (IRS Employer
Incorporation)                                               Identification No.)


                                 630 DUNDEE ROAD
                           NORTHBROOK, ILLINOIS 60062
          (Address of principal executive offices, including zip code)

                                 (847) 498-7070
              (Registrant's telephone number, including area code)



     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


================================================================================

Item 1.01 - Entry into a Material Definitive Agreement.

Effective November 4, 2005, IDEX Corporation (the "Company") and Lawrence D. Kingsley entered into an amendment to the employment agreement dated July 21, 2004 (filed as Exhibit 10.1 to the Company's Quarterly Report filed on Form 10-Q for the period ending September 30, 2004) as amended by the First Amendment to Employment Agreement on March 22, 2005 (filed as Exhibit 10.20(a) to the Company's Current Report filed on Form 8-K dated March 22, 2005) to provide that if Mr. Kingsley's employment is terminated without cause he will be entitled to severance equal to (i) 24 months base salary, (ii) continued medical and health insurance for a period of 24 months (iii) pro rata bonus for the year of termination and (iv) a bonus equal to 200% of his base salary in the year of termination payable over a period of 24 months. In the event Mr. Kingsley is terminated without cause or Mr. Kingsley terminates his employment with good reason, in either case in connection with or within a 24 month period following a change of control of the Company, Mr. Kingsley will receive his full salary and health insurance for a period of 36 months following termination, pro rata bonus for the year of termination and will be entitled to a bonus equal to 300% of base salary payable over a period of 36 months.

A copy of this amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 - Financial Statements and Exhibits.

(c)      Exhibits

         10.1     Second Amendment to Employment Agreement

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             IDEX CORPORATION




                                              By: /s/ Dominic A. Romeo
                                                  ------------------------------
                                                  Dominic A. Romeo
                                                  Vice President and
                                                  Chief Financial Officer

November 9, 2005

                                  EXHIBIT INDEX

EXHIBIT
NUMBER             DESCRIPTION
-------            -----------
10.1               Second Amendment to Employment Agreement